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                                                                    EXHIBIT 99.1

                           PRICELINE.COM INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS, UNAUDITED)

                                                                                MARCH 31,      DECEMBER 31,
                                                                                  2003            2002
                                                                              -------------   -------------
ASSETS
Current assets:
    Cash and cash equivalents                                                 $      52,560   $      67,182
    Restricted cash                                                                  17,025          18,248
    Short-term investments                                                           70,194          64,154
    Accounts receivable, net of allowance for doubtful accounts of $1,262 at
      March 31, 2003 and December 31, 2002                                           16,106          13,636
    Prepaid expenses and other current assets                                         6,243           6,348
                                                                              -------------   -------------

      Total current assets                                                          162,128         169,568

Property and equipment, net                                                          17,690          21,413
Goodwill                                                                             10,517          10,517
Other assets                                                                         17,923           9,664
                                                                              -------------   -------------

    Total assets                                                              $     208,258   $     211,162
                                                                              =============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                          $      36,020   $      35,375
    Accrued expenses                                                                 24,983          27,889
    Other current liabilities                                                         2,833           2,063
                                                                              -------------   -------------
      Total current liabilities                                                      63,836          65,327
    Long-term accrued expenses                                                          422             715
                                                                              -------------   -------------
      Total liabilities                                                              64,258          66,042
                                                                              -------------   -------------

SERIES B MANDATORILY REDEEMABLE PREFERRED STOCK                                      13,470          13,470

Stockholders' equity
    Common stock                                                                      1,886           1,884
    Treasury stock                                                                 (338,410)       (338,410)
    Additional paid-in capital                                                    2,040,850       2,033,944
    Accumulated deficit                                                          (1,573,876)     (1,565,869)
    Accumulated other comprehensive income:
      Cumulative currency translation adjustment                                         80             101
                                                                              -------------   -------------
      Total stockholders' equity                                                    130,530         131,650
                                                                              -------------   -------------

    Total liabilities and stockholders' equity                                $     208,258   $     211,162
                                                                              =============   =============
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                           PRICELINE.COM INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (IN THOUSANDS, EXCEPT PER SHARE DATA, UNAUDITED)

                                                                                   THREE MONTHS ENDED
                                                                                MARCH 31,      DECEMBER 31,
                                                                                  2003            2002
                                                                              -------------   -------------
Merchant revenues                                                             $     198,608   $     259,667
Agency revenues                                                                       1,005             218
Other revenues                                                                          874           2,000
                                                                              -------------   -------------
   Total revenues                                                                   200,487         261,885

Cost of merchant revenues                                                           167,500         219,511
Cost of agency revenues                                                                   -               -
Cost of other revenues                                                                    -             381
                                                                              -------------   -------------
   Total costs of revenues                                                          167,500         219,892
                                                                              -------------   -------------
Gross profit                                                                         32,987          41,993
                                                                              -------------   -------------
Operating expenses:
   Advertising                                                                       11,098          10,227
   Sales and marketing                                                                8,064          10,564
   General and administrative, including option payroll taxes                         6,568           6,487
   Stock based compensation                                                               -             250
   Systems and business development                                                   4,930           6,328
   Depreciation and amortization                                                      3,912           4,458
   Restructuring charge (reversal)                                                        -            (824)
   Warrant costs                                                                      6,638               -
                                                                              -------------   -------------
   Total operating expenses                                                          41,210          37,490
                                                                              -------------   -------------

Operating (loss) income                                                              (8,223)          4,503

Other income:
   Interest income                                                                      492             782
   Equity in net income of pricelinemortgage                                              -             492
   Other                                                                                  -             (36)
                                                                              -------------   -------------
   Total other income                                                                   492           1,238
                                                                              -------------   -------------

Net (loss) income                                                                    (7,731)          5,741
Preferred stock dividend                                                               (297)         (1,854)
                                                                              -------------   -------------

Net (loss) income applicable to common stockholders                           $      (8,028)  $       3,887
                                                                              =============   =============

Net (loss) income applicable to common stockholders per basic common share    $       (0.04)  $        0.02
                                                                              =============   =============

Weighted average number of basic common shares outstanding                          224,860         227,503
                                                                              =============   =============

Net income applicable to common stockholders per diluted common share         $       (0.04)  $        0.02
                                                                              =============   =============

Weighted average number of diluted common shares outstanding                        224,860         239,970
                                                                              =============   =============
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